SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2009

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Today, CIGNA Corporation issued a press release announcing the appointment of Mary T. Hoeltzel, 52, as the Company’s Vice President and Chief Accounting Officer, effective July 2, 2009.  A copy of the press release announcing Ms. Hoeltzel’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference.

In connection with Ms. Hoeltzel’s appointment, she will receive an annual base salary of $322,000, her annual Management Incentive Plan target for the 2009 performance year will be 50% of her annual base salary.   Ms. Hoeltzel was granted the following strategic performance units under the long term incentive plan:  (a) 488 units for the 2007-2009 performance period; (b) 1,325 units for the 2008-2010 performance period; and (c) 1,731 units for the 2009-2011 performance period.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated July 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: July 6, 2009
By: /s/ Nicole S. Jones
Nicole S. Jones
Vice President and
Deputy General Counsel